SCHEDULE 14(A) INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)
    (2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                                   FVNB Corp.
                ________________________________________________
                (Name of Registrant as Specified in Its Charter)


     _______________________________________________________________________
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

                                   FVNB CORP.
                               101 S. Main Street
                                 P. O. Box 1338
                              Victoria, Texas 77902
                                 (512) 573-6321

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD MAY 13, 1999


TO OUR SHAREHOLDERS:

      The Annual Meeting of Shareholders of FVNB Corp. (the "Company") will be held at the offices of the First Victoria National Bank at 101 S. Main Street, DeLeon Plaza, Victoria, Texas at 2:00 P.M., local time, on Thursday, May 13, 1999, for the following purposes:

      (1) To elect twelve directors to serve until the next Annual Meeting of Shareholders and until their successors shall have been duly elected and qualified;

      (2) To approve the appointment by the Board of Directors of the firm KPMG LLP as the independent public accountants of the Company for the current fiscal year; and

      (3) To transact such other business as may properly come before the meeting or any adjournments thereof.

      Only holders of record of Company common stock, par value $.01 per share, at the close of business on March 16, 1999 are entitled to notice of the Annual Meeting and to vote at the Annual Meeting.

      Shareholders are cordially invited to attend the meeting in person. Whether planning to attend the meeting or not, shareholders are urged to complete, date and sign the enclosed Proxy and to return it promptly. Any Proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted at the Annual Meeting. Proxies may be revoked by delivering to C. Dee Harkey, Secretary, 101 S. Main Street, P. O. Box 1338, Victoria, Texas 77902, a written notice of revocation bearing a later date than the Proxy, by duly executing and delivering to the Secretary a subsequently dated Proxy relating to the same shares or by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a Proxy). The enclosed, addressed envelope requires no postage if mailed in the United States.


                                   By order of the Board of Directors,



April 5, 1999                      /s/C. DEE HARKEY
                                      C. Dee Harkey
                                      Secretary


                                   YOUR VOTE IS IMPORTANT

                                   FVNB CORP.
                               101 S. Main Street
                                 P. O. Box 1338
                              Victoria, Texas 77902


                                 PROXY STATEMENT


                     SOLICITATION AND REVOCATION OF PROXIES


      The accompanying Proxy is solicited by and on behalf of the Board of Directors of FVNB Corp. (the "Company") for use at the Annual Meeting of Shareholders to be held on Thursday, May 13, 1999, at the time and place and for the purposes set forth in the accompanying Notice and at any recess or adjournments thereof. The original solicitation will be made by mail. The total expense of such solicitation will be borne by the Company and will include reimbursement paid to brokerage firms and other custodians, nominees and fiduciaries for their reasonable expenses incurred in forwarding solicitation material regarding the meeting to beneficial owners. It may be that further solicitation of Proxies will be made by telephone or oral communication with some of the shareholders of the Company following the original solicitation. All further solicitation will be by regular employees of the Company who will not be additionally compensated therefore.

      Any Proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted at the Annual Meeting. Proxies may be revoked by delivering to the Secretary of the Company, C. Dee Harkey, 101 S. Main Street, P. O. Box 1338, Victoria, Texas 77902, a written notice of revocation bearing a later date than the Proxy, by duly executing and delivering to the Secretary a subsequently dated Proxy relating to the same shares or by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a Proxy).

      All shares entitled to vote represented by a properly executed and unrevoked Proxy received in time for the meeting will be voted at the meeting in accordance with the instructions given, but in the absence of instructions to the contrary, such shares will be voted FOR the proposal to elect all of the twelve nominees for director and FOR the proposal to approve the appointment by the Board of Directors of the firm KPMG LLP as the independent public accountants of the Company for the current fiscal year. Persons empowered as Proxies will also be empowered to vote in their discretion upon such other matters as may properly come before the meeting or any adjournment thereof. The Proxy Statement and Proxy are being mailed to shareholders on or about April 5, 1999.

                                  ANNUAL REPORT

      The Company's Annual Report to Shareholders for the fiscal year ended December 31, 1998, is being furnished with this Proxy Statement to shareholders of the Company. The Annual Report to Shareholders does not constitute a part of this Proxy Statement or the proxy solicitation material.

                 VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

      Holders of record of common stock of the Company at the close of business on March 16, 1999, the record date for those entitled to notice of the meeting, will be entitled to vote at such meeting. With respect to any matter other than the election of directors, the vote of the holders of a majority of the shares present or represented by proxy at the meeting and entitled to vote shall be the act of the shareholders, unless the vote of a different number is required by the Act, or the Articles of Incorporation of the Company. With respect to the election of directors, the directors of the Company shall be elected by plurality vote and, therefore, the twelve (12) nominees receiving the highest number of affirmative votes shall be elected as directors provided a quorum is present. Cumulative voting by the shareholders of the Company at any election for directors or upon any other matter is prohibited. As of the record date, there were 2,372,792 issued and outstanding shares of common stock held of record by 654 shareholders.

      As of March 16, 1999, the officers, directors and principal shareholders of the Company beneficially own a total of approximately 34.07% of the outstanding common stock of the Company, which amount includes the 9.20% held by the Trust Department of First Victoria National Bank in the name of Oster & Co. The officers and directors of the Company together beneficially own approximately 13.41% of the outstanding common stock of the Company. Each share of common stock is entitled to one vote on the matters presented at the meeting, except for 218,238 shares held in nominee name by Oster & Co. for the Trust Department of First Victoria National Bank. Such shares held in nominee name by Oster & Co. will not be voted in relation to the election of directors, but such shares may be voted on the other matters. The Trust Department, officers, and directors of the Company have indicated that their respective shares shall be voted in favor of the selection of the independent public accountants.

      A quorum for the transaction of business at the Annual Meeting consists of holders of a majority of the outstanding shares of the Company's common stock, present in person or by Proxy. In the event that less than a majority of the outstanding shares are present at the Annual Meeting, either in person or by Proxy, a majority of the shares so represented may vote to adjourn the Annual Meeting from time to time without further notice, until a quorum shall be present or represented. Abstentions and broker non-votes (shares held by broker or nominee as to which a broker or nominee indicates on the proxy that it does not have the authority, either express or discretionary, to vote on a particular matter) are counted for the purpose of determining the presence or absence of a quorum at the Annual Meeting. For the election of directors, abstention from voting and broker non-votes will have the legal effect of neither a vote for nor against the nominee. For all other matters, an abstention from voting and broker non-votes, since they are not affirmative votes, will have the same practical effect as a vote against the respective matters.

      Shareholders may vote at any meeting of the shareholders by Proxies duly authorized in writing. Proxies with rubber stamped facsimile signatures may be used and unexecuted Proxies may be counted upon receipt of a photographic, photo-static, facsimile or similar reproduction of an executed Proxy from the shareholder. Proxies meeting these requirements submitted at any time prior to the votes being taken during the shareholder meeting shall be accepted.

                             PRINCIPAL SHAREHOLDERS

      In the following table, beneficial ownership of common stock is direct and the named nominee has sole voting and investment powers with respect to the shares reflected as owned by him unless otherwise specified. The only persons known to management of the Company to own beneficially in excess of 5.00% of its outstanding common stock as of March 16, 1999, are as follows:


NAME AND ADDRESS                                                     PERCENTAGE
OF BENEFICIAL OWNER                         NO. OF SHARES             OF CLASS
-------------------                        ---------------           ----------
Michael S. Anderson                           140,902                 5.94%
P. O. Box 2549
Victoria, Texas 77902 (1)

D. H. Braman, Jr.                             134,660                 5.68%
One O'Connor Plaza, Suite 1100
Victoria, Texas 77901 (2)

Ann W. Harithas                               137,280                 5.79%
P. O. Box 2549
Victoria, Texas 77902 (3)

Oster & Co.                                   218,238                 9.20%
First Victoria National Bank
101 S. Main St.
Victoria, Texas 77901 (4)

(1) The beneficial stock holdings of Michael S. Anderson include 138,902 shares owned directly by him and 2,000 shares owned by his spouse.

(2) The beneficial stock holdings of D. H. Braman, Jr. include 112,580 shares owned directly by him and 22,080 shares as to which he has voting rights as trustee of the Kate S. O'Connor Trust and Thomas E. Braman is a beneficiary of the trust.

(3) The beneficial stock holdings shown for Ann W. Harithas are held in a revocable trust known as the Ann W. Harithas Liquid Assets Trust. Co-trustees for the trust are Ann W. Harithas, R. L. Keller and Kenneth R. Page.

(4) Oster & Co. is a Texas partnership composed of David M. Gaddis, Dana K. Fowler and C. Dee Harkey, all officers of First Victoria National Bank, and is the nominee for stock held in trust by the Trust Department of First Victoria National Bank. The shares are owned by many different accounts, each of which is governed by a separate instrument that sets forth the powers of the fiduciary with regard to the securities held in such accounts.

                                  PROPOSAL - 1

                              ELECTION OF DIRECTORS

      The by-laws of the Company provide that the Board of Directors shall be comprised of not more than twenty-five (25) members. The Board of Directors has set the number of directors at twelve (12) and has nominated the twelve (12) persons named below for election to the Board of Directors each to hold office until the next Annual Meeting of Shareholders and until his successor is elected and qualified. The proxies named in the accompanying Proxy, who have been designated by the Board of Directors, intend to vote for the twelve nominees set forth below, unless otherwise instructed in such Proxy. Although the Board of Directors does not contemplate that any of the nominees will be unable to serve, if it is known that a nominee will be unable to serve before the holding of the election, proxies received by the Board of Directors will be deemed to authorize the Proxies' to vote as they, in their discretion, may determine, or to vote for such other nominee for director, if any, as the Board of Directors may select. Any director vacancy occurring after the election may be filled by the affirmative vote of a majority of the remaining directors. During the period between any two successive annual meetings of the shareholders, the Board of Directors may fill a maximum of two (2) vacant directorships resulting from an increase in the number of directors. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office or if it is a vacancy resulting from the increase in the number of directors, only until the next election of directors by the shareholders. All nominees for director are now serving as directors of the Company.

NOMINEES FOR ELECTION AND SECURITY OWNERSHIP OF MANAGEMENT

      The name of each nominee for director, his present address, age, the year he first became a director of the Company, his principal occupation or employment, executive offices with the Company, and the number of shares of common stock of the Company beneficially owned by him at March 16, 1999, are set forth below. Beneficial ownership of common stock is direct and the named nominee has sole voting and investment power with respect to the shares reflected as owned by him unless otherwise specified.


                                            SERVED AS   EXECUTIVE OFFICES WITH THE             NO. OF SHARES &
                                            DIRECTOR     BANK, PRINCIPAL OCCUPATION          NATURE OF BENEFICIAL       PERCENTAGE
NOMINEE & ADDRESS                AGE         SINCE (1)       OR EMPLOYMENT(2)                     OWNERSHIP(3)           OF CLASS
-----------------               -----      -----------  --------------------------------     --------------------      -----------
Michael S. Anderson              36            1990       Chairman of the Board,                    140,902            (4)   5.94%
P. O. Box 2549                                            FVNB Corp. and First Victoria
Victoria, Texas 77902                                     National Bank; Attorney at Law

O. D. Edwards, Jr.               59            1973       Ranching, farming, oil & gas;              29,424            (5)   1.24%
P. O. Box 459                                             Formerly General Manager,
Sinton, Texas 78387                                       Welder-Edwards Cattle Co.

David P. Engel                   48            1994       President, Airgas Texas, Inc.               2,900                     *
206 Oleander
Corpus Christi, Texas 78404

David M. Gaddis                  49            1989       President and                               2,184             (6)     *
303 Champions Row                                         Chief Executive Officer,
Victoria, Texas 77904                                     FVNB Corp. and First Victoria
                                                          National Bank

Walter T. Haenggi                41            1998       Ranching                                   21,529              (7)    *
P. O. Box 2549
Victoria, Texas 77902


                                            SERVED AS   EXECUTIVE OFFICES WITH THE             NO. OF SHARES &
                                            DIRECTOR     BANK, PRINCIPAL OCCUPATION          NATURE OF BENEFICIAL       PERCENTAGE
NOMINEE & ADDRESS                AGE         SINCE (1)       OR EMPLOYMENT(2)                     OWNERSHIP(3)           OF CLASS
-----------------               -----      -----------  --------------------------------     --------------------      -----------
Robert L. Halepeska              45            1993       Executive Vice President,                  17,900              (8)    *
206 Tracy Lane                                            M. G. and Lillie A. Johnson
Victoria, Texas 77904                                     Foundation, Inc.

Thomas Lane Keller               41            1994       Certified Public Accountant1,000                                      *
P. O. Box 2549
Victoria, Texas 77902

James Robert (Bob) McCan         41            1997       McFaddin Enterprises, Inc.                  1,200              (9)    *
P. O. Box 146                                             (Ranching)
Victoria, Texas 77902

J. E. McCord                     82            1951       Retired (Previous partner,                  8,304                     *
P. O. Box 3142                                            McCord Partnership - real
Victoria, Texas 77903                                     estate development)

Thomas M. O'Connor               76            1951       Sole Proprietor                            83,624             (10)  3.52%
P. O. Box 1398                                            (Ranching and farming)
Victoria, Texas 77902

Billy W. Ruddock                 66            1990       Retired, Formerly                           3,440             (11)    *
408 Masters                                               Executive Assistant
Victoria, Texas 77904                                     to the President,
                                                          First Victoria National Bank

Roger Welder                     40            1992       Vice-Chairman of the Board,                 3,500                     *
2406 Lower Mission Valley                                 FVNB Corp and First Victoria
Road                                                      National Bank;
Victoria, Texas 77905                                     J. F. Welder Heirs
                                                         (Ranching, mineral holdings)

All Directors and Executive Officers                                                                320,107             (12) 13.49%
As a group (14 persons)

*   less than one percent

(1) With the exception of Walter T. Haenggi, the year indicated is the year each person first became a director of First Victoria National Bank. Upon the formation of the holding company in September 1998, each of these individuals became directors of both First Victoria National Bank and the Company. Walter T. Haenggi was appointed as director of both First Victoria National Bank and the Company during 1998.

(2) All nominees have been actively engaged in the business identified as their principal occupation for at least five years. All nominees except David P. Engel, David M. Gaddis and Robert L. Halepeska are self-employed.

(3) Except as otherwise indicated in the following notes to this table, each nominee for director owns directly the number of shares indicated in the table. Any family relationships are also indicated in the following notes to this table.

(4) The beneficial stock holdings of Michael S. Anderson include 138,902 shares owned directly by him and 2,000 shares owned by his spouse.

(5) The beneficial stock holdings shown for O. D. Edwards, Jr. include 5,824 owned by him and 17,280 shares to which he is co-executor of the Patti Welder Edwards Trust. He is also Trustee for the Edwards Children Trust which has 6,320 shares.

(6) The beneficial stock holdings of David M. Gaddis include 2,144 shares owned directly by him and 40 shares owned by his children.

(7) The beneficial stock holdings of Walter T. Haenggi include 1,000 shares owned directly by him and 20,529 shares owned by his spouse.

(8) The beneficial stock holdings shown for Robert L. Halepeska include 1,000 shares owned by him and 16,900 shares as to which he has sole voting rights as Executive Vice President of the M. G. and Lillie Johnson Foundation, Inc.

(9) The beneficial stock holdings shown for James Robert McCan include 1,200 shares owned by him in a management trust to which he holds sole voting rights.

(10) The beneficial stock holdings shown for Thomas M. O'Connor include 66,336 shares owned by him, 2,336 shares held in the Madeline F. O'Connor Trust, and 14,952 shares in the name of Greta Investment Company for which he has sole voting rights.

(11) The beneficial stock holdings of Billy W. Ruddock include 3,240 shares owned directly by him and 200 shares owned by his spouse.

(12) The beneficial stock holders of the directors and executive officers of a group include the stock holdings of all the nominees as well as those of
      C. Dee Harkey, Secretary and Principal Accounting Officer, and R. L. Keller who retired from the Board on December 31, 1998.

      None of the nominees for director is a director of any other company which has a class of securities registered under, or is required to file reports under, the Securities and Exchange Act of 1934, or of any company registered under the Investment Company Act of 1940.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING

      Section 16(a) of the Securities Exchange of 1934 requires the Company's directors, executive officers and persons who own more than 10% of the Company's Common Stock to file initial stock ownership reports and reports of changes in ownership with the Securities and Exchange Commission. The Company is required to disclose in this Proxy Statement any failure to file such reports by the applicable dates during the last fiscal year. The Company believes that all of the reports were filed on a timely basis. In making these disclosures, the Company has relied solely on its review of the copies of the filings furnished to the Company and written representations of the applicable persons.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

      During 1998, the Board of Directors of the Company held five regular meetings and an organizational meeting. In addition, the Board of Directors of First Victoria National Bank held twelve regular meetings. No directors attended fewer than 75% of the total board meetings and the meetings held by the committees of the Board of Directors on which they served during 1998.

      The Audit Committee of the Board of Directors of First Victoria National Bank met five times during 1998. The function of the committee, which meets quarterly, is to insure compliance with accepted audit procedures. The members of the Audit Committee are outside directors who are independent of management. The Audit Committee is required to review the basis for all financial reports with management and the independent public accountant. The committee was composed of Thomas Lane Keller, Chairman; Roger F. Welder, Vice-Chairman; O. D. Edwards, Jr., James R. McCan and J. E. McCord. The Audit Committee of the Board of Directors of the Company consists of the same members and the committee met one time during 1998.

      The Compensation and Retirement Committee of the Board of Directors of First Victoria National Bank met three times during 1998. The function of this committee, which meets on a call basis, is to approve compensation policies of the Company and Subsidiary Banks which include: setting of salaries, incentive compensation plans, and other matters concerning compensation and retirement of staff and members of the Board. The committee was composed of David P. Engel, Chairman; O. D. Edwards, Jr., Vice-Chairman; R. L. Keller; Thomas Lane Keller; James R. McCan and Thomas M. O'Connor. No cash-based compensation is paid by the Company. Consequently, the Company does not have a Compensation and Retirement Committee. The 1998 FVNB Corp. Stock Incentive Plan Committee is composed of the same directors and it determines stock-based compensation of the Company.

      The Executive and Nominating Committee of the Board of Directors of First Victoria National Bank met six times during 1998. The committee, which meets on a call basis, serves two functions: to establish executive policy and to consider nominations for directors made by the shareholders. The committee was composed of Roger F. Welder, Chairman; David P. Engel, Vice-Chairman; Michael S. Anderson; R. L. Keller; Thomas Lane Keller; J. E. McCord and Thomas M. O'Connor. The Executive and Nominating Committee of the Board of Directors of the Company is composed of the same directors and it did not meet during 1998.

      Nominations for directors may be submitted to the Company's Executive and Nominating Committee until December 10, 1999, and will be considered for inclusion in the list of nominees recommended by the Board of Directors for election at the Annual Meeting of Shareholders to be held in 2000. If the nomination is not included among those recommended by the Board of Directors, it will be presented in the Proxy Statement as a nomination that has been made, but that is not recommended by the Board of Directors. Additional written nominations may be made no later than thirty days prior to the Annual Meeting; however, such nominations will not be included in the Proxy Statement, but they will be included in the ballot used by the shareholders voting in person at the Annual Meeting.

      Shareholders desiring to make nominations should do so in writing, certified mail, return receipt requested, addressed to the Executive and Nominating Committee, Attention: Roger F. Welder, FVNB Corp., 101 S. Main Street, P. O. Box 1338, Victoria, Texas 77902.

EXECUTIVE OFFICERS

The following lists the executive officers of the Company as of March 16, 1999, the positions in which they served as executive officers, their principal occupation for the past five years and their stock ownership in the Company:

                                                               SERVED IN      NO. OF
                                                                CAPACITY      SHARES     PERCENTAGE
NAME                  AGE      TITLE                             SINCE        OWNED(1)    OF CLASS
----                  ---      -----                           ---------      --------   ----------
David M. Gaddis       49       President and                      09/98         2,184          *
                               Chief Executive Officer,
                               FVNB Corp.

                               President and                      07/89
                               Chief Executive Officer,
                               First Victoria National Bank

C. Dee Harkey         46       Secretary and Principal            09/98           100          *
                               Accounting Officer,
                               FVNB Corp.

                               Executive Vice President           08/96
                               and Chief Operating Officer,
                               First Victoria National Bank

                               Executive Vice President      (2)  02/95
                               and Senior Trust Officer,
                               First Victoria National Bank

*  less than one percent

(1) Company common stock owned as of March 16, 1999.

(2) Prior to February 1995, C. Dee Harkey was employed by International Bank of Commerce as Executive Vice President and Cashier from August 31, 1994 to February 15, 1995. He was employed in the capacity of Vice President and Trust Officer from December 1, 1985 to December 31, 1991 and President and Chief Operating Officer from January 1, 1992 to August 31, 1994 at First State Bank and Trust Company, Port Lavaca.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

COMPENSATION AND RETIREMENT COMMITTEE REPORT

      Under rules established by the Securities and Exchange Commission, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer ("CEO") and other four most highly compensated executive officers, provided that their aggregate compensation exceeded $100,000 in 1998. The disclosure requirements for these individuals (the "named executive officers") include the use of tables and a report explaining the rationale and considerations that led to fundamental executive compensation decisions affecting all executive officers. In fulfillment of this requirement, the Compensation and Retirement Committee of First Victoria National Bank ("the Bank"), at the direction of the Board of Directors, has prepared the following report for inclusion in this Proxy Statement. All cash compensation paid to both officers of the Company and officers of the Bank is paid by the Bank.

COMPENSATION PHILOSOPHY

      The executive compensation program is administered by the Compensation and Retirement Committee of the Board of Directors of the Bank (the "Committee") which is composed of the individuals listed below who are outside directors of the Bank. The program has been designed to enable the Bank to attract, motivate and retain officers by providing a fully competitive total compensation opportunity based on performance. As an executive's level of responsibility increases, a greater portion of his or her potential total compensation opportunity is based on performance incentives and less on salary, causing greater variability in the individual's absolute compensation level from year to year. The Committee is accountable for the approval of responsible executive compensation programs which relate the pay levels of executives to the performance of the Bank, while providing appropriate incentives to deliver the maximum short and long-term financial results for the benefit of the shareholders. The program provides for incentive opportunities for the achievement of financial performance goals established by the Committee in the form of short-term awards which recognize current achievements and long-term awards which strengthen the mutuality of interests between management and the Company. Long-term incentives reward executives for delivering long-term value to the Bank's shareholder. The Committee makes recommendations to the Board of Directors on compensation actions involving executive officers of the Bank.

      With respect to the CEO, the Committee recommends to the Board of Directors the CEO compensation. In determining the CEO salary, the Committee considers such factors and criteria as objectives of the Company and the attainment thereof, the ability of the CEO to develop, train, and motivate a competent management team, the success of the CEO of promoting and growing the Bank in the communities served, the ability to work with and carry-out the directives of the Board of Directors, and the success of the CEO in rewarding the Company with a satisfactory return on its investment. Finally, the Committee considers the success of managing the Bank in a safe and sound manner. The base salary is determined based on the aforementioned criteria after consideration of the compensation of CEOs in other comparable financial institutions and the supply and demand in the market place.

      On July 15, 1997, the Committee approved an Officer Annual Incentive Plan effective as of January 1, 1997. The plan is administered by the Committee and all awards are payable entirely in cash and are contingent upon the Bank attaining various growth and financial objectives to be determined annually.

      Following is a discussion of the executive compensation program along with a description of the decisions and actions taken by the Committee with regard to 1998 compensation.

COMPENSATION PROGRAM

      Total annual cash compensation for executive management consists of base salary and the cash incentive earned under the Incentive Compensation Plan. At the senior executive levels, base salaries, the fixed regular period component of pay, are determined by comparison to salary ranges for equivalent positions in peer groups of banks with similar characteristics. Annual awards, which are directly linked to the short-term growth and financial performance of the Bank as a whole, are designed to provide better-than-competitive pay only for better-than-competitive performance. Total annual cash compensation varies each year based on achievement of the Bank growth and financial performance goals established by the Committee and changes in base salary.

      Based on the growth and financial objectives which the Committee established for 1998, the Bank accrued approximately $548,000 under the Officer Annual Incentive Plan for the year ended December 31, 1998. The resulting annual compensation is reported in various columns in the Summary Compensation Table below for the two named executive officers. No other executive officers of the Company earned in excess of $100,000 during 1998.

      The Compensation Committee has considered the limitations on deductibility of certain compensation under Section 162(m) of the Internal Revenue Code. The Committee's current policy is to ensure that all compensation is deductible under Section 162(m) when paid.



                                   The Compensation and Retirement Committee,


                                   David P. Engel, Chairman
                                   O. D. Edwards, Jr., Vice-Chairman
                                   R. L. Keller
                                   Thomas Lane Keller
                                   James R. McCan
                                   Thomas M. O'Connor

REPORT OF 1998 FVNB CORP. STOCK INCENTIVE PLAN COMMITTEE

      The 1998 FVNB Corp. Stock Incentive Plan Committee of the Company is composed of the individuals listed below who are all outside directors of the Company. The Committee determines the stock option grants to the officers, directors and employees of the Company and its subsidiaries. During 1998 this Committee met and granted options to purchase a total of 52,000 shares and 1,000 shares of Common Stock at an exercise price of $33.00 and $34.00, respectively, to certain directors and officers. Options have a six-month vesting period for directors and a ratable three-year vesting period for officers. All options expire ten years from the date of grant. The primary purpose of the Stock Incentive Plan is to increase the interest of the directors, employees and officers of the Company and its subsidiaries in the Company's future growth and success through the added incentive created by the opportunity for stock ownership under the Plan. The size of the option grants was determined by the Committee based upon a subjective assessment of the individual's performance and other factors. The exercise price of each option granted equaled the fair market value of the Common Stock as of the date of grant.

                                       Stock Incentive Plan Committee,

                                       David P. Engel, Chairman
                                       O. D. Edwards, Jr., Vice-Chairman
                                       R. L. Keller
                                       Thomas Lane Keller
                                       James R. McCan
                                       Thomas M. O'Connor

COMPENSATION AND RETIREMENT COMMITTEE AND STOCK INCENTIVE PLAN COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

O. D. Edwards, Jr., Thomas Lane Keller, James R. McCan, and Thomas M. O'Connor each have indebtedness outstanding with the Bank in an amount which exceeds $60,000, which indebtedness is fully performing and is included in the summary disclosure regarding the aggregate amounts receivable to the Bank from certain related parties of the Bank set forth on page 16 under the caption "Certain Relationships and Related Transactions." All of these individuals are members of both the Stock Incentive Plan Committee and the Compensation and Retirement Committee.

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

The following graph compares the five-year cumulative total return of the Company's common stock with that of the Russell 2000 major market index and the NASDAQ Banks index. Cumulative total return is calculated assuming an initial $100 investment and subsequent reinvestment of dividends paid over the five year period. The NASDAQ Banks index includes banks of various size and value. The Russell 2000 index is used as the major market index that most closely approximates the Company's size for a variety of industries not restricted to banking.


                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
           AMONG FIRST VICTORIA NATIONAL BANK, THE RUSSEL 2000 INDEX
                           AND THE NASDAQ BANK INDEX


                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]


                   12/93     12/94     12/95     12/96     12/97    12/98
                   -----     -----     -----     -----     -----    -----
FVNB                100       142       188       193       314       275
RUSSELL 2000        100        98       126       147       180       179
NASDAQ BANK         100       100       148       196       328       325


* $100 INVESTED ON 12/31/93 IN STOCK OR INDEX - INCLUDING REINVESTMENTS OF DIVIDENTS, FISCAL YEAR ENDED DECEMBER 31.



      The foregoing graph assumes that the value of the investment in Company common stock and each index was $100 on December 31, 1993 and that all dividends were reinvested. The information presented is as of the fiscal year ending December 31, for each of the five years shown.

SUMMARY COMPENSATION TABLE

      The following compensation table sets forth all compensation for services in all capacities paid by the Company to the two most highly compensated executive officers of the Company whose aggregate compensation exceeded $100,000 for 1998.

                                              ANNUAL COMPENSATION                    LONG TERM COMPENSATION
                                      ------------------------------------   ---------------------------------------
                                                                                     AWARDS
                                                                             ---------------------------------------
                                                                  OTHER
NAME AND                                                          ANNUAL     RESTRICTED     OPTIONS/       LTIP         ALL OTHER
PRINCIPAL                              SALARY        BONUS        COMP.        STOCK         SARS         PAYOUTS     COMPENSATION
POSITION                  YEAR          (A)           (B)         (N/A)        AWARDS         (#)          (N/A)           (C)
---------                 ----        --------      -------      --------    ----------     ---------     -------      -----------
David M. Gaddis           1998        $181,626      $66,717                     0.00                                      $4,000
President & Chief         1997        $182,500      $36,120                     0.00                                      $4,000
Executive Officer         1996        $180,501      $     0                     0.00                                      $3,750

C. Dee Harkey             1998        $101,050      $26,910                     0.00                                      $2,476
Secretary & Principal     1997        $ 99,337      $13,429                     0.00                                      $2,208
Accounting Officer        1996        $ 84,479      $     0                     0.00                                      $1,729

(a) Represents the annual wages earned by the named executive officer plus any fees received for service in the capacity of director. Both Mr. Gaddis and Mr. Harkey received compensation as directors of the Bank during each of the three years shown in the table above. All cash compensation paid to the named officers was paid by the Bank. The Company does not pay any cash compensation to any officer or director.

 (b) Represents the short-term cash award under the Incentive Compensation Plan. Amounts are payable by March 1st in the year following the year in which the award was earned. The performance targets established by the Compensation and Retirement Committee for 1996 were not reached; therefore, no awards were made for 1996.

(c) Includes portions relating to the Bank's matching of the named executive officers' 401(k) contribution to the Employees' Profit Sharing Plan.


OPTION GRANTS IN LAST FISCAL YEAR

                                          PERCENT OF
                                            TOTAL
                                           OPTIONS                                                POTENTIAL REALIZABLE
                         NUMBER OF         GRANTED TO                                                VALUE AT ASSUMED
                        SECURITIES         EMPLOYEES                                              ANNUAL RATES OF STOCK
                        UNDERLYING       AND DIRECTORS       EXERCISE OR                           PRICE APPRECIATION
                         OPTIONS          IN FISCAL          BASE PRICE      EXPIRATION             FOR OPTION TERM
                        GRANTED(1)           YEAR              ($/SH)           DATE            ---------------------------
                                                                                                 5% ($) (2)     10% ($) (2)
---------------------------------------------------------------------------------------------------------------------------
David M. Gaddis            9,000            16.98%              33.00         09/15/08             186,782        473,342
---------------------------------------------------------------------------------------------------------------------------
C. Dee Harkey              3,150             5.94%              33.00         09/15/08              65,374        165,670
---------------------------------------------------------------------------------------------------------------------------


(1) The options shown in the table are nonstatutory stock options, each of which were granted under the Company's 1998 FVNB Corp. Stock Incentive Plan, with an exercise price equal to the fair market value on the date of grant. Options have a six month vesting period for directors and a ratable three year vesting period for officers. All options expire ten years from the date of the grant.

(2) The dollar amounts shown are based on certain assumed rates of appreciation and the assumption that the options will not be exercised until the end of the expiration periods applicable to the options. Actual realizable values, if any, on stock option exercises and common stockholdings are dependent on the future performance of the Company's common stock and overall stock market conditions. There can be no assurances that the amounts reflected will be achieved.

RETIREMENT PLAN

      The retirement plan for employees of First Victoria National Bank is a non-contributory, trusteed retirement plan, providing retirement and death benefits to all full-time employees who have completed one year of service. Benefits accrue to the participants based upon years of service and salary. The funding is limited to the maximum amounts that are available for deduction for federal income tax purposes. No contributions were made to the plan during 1996 or 1997 due to the over-funding of the retirement plan. During 1998, a contribution of approximately $25,700 was made to fund the plan.

      Prior to 1996, annual retirement benefits under the plan were based upon the greater of several specified optional calculations - normally, the highest benefit being based upon length of service and the average of the highest five consecutive years of salary during the ten years preceding retirement. Effective January 1, 1996, the benefit formula was amended to provide for a single benefit formula that is based on the participant's final adjusted monthly compensation. Employees are required to complete five years of service for their retirement to vest. During 1998, no amounts were paid or distributed to executive officers pursuant to the plan.

      As of December 31, 1998, the two most highly compensated executive officers of the Company whose aggregate compensation exceeded $100,000 had years of credited service as follows: David M. Gaddis - 19 years and C. Dee Harkey - 4 years. If both Mr. Gaddis and Mr. Harkey work until the normal retirement age of 65, their estimated annual benefit under the plan would be $100,526 and $32,930, respectively, assuming no future salary increases.

DIRECTORS' COMPENSATION

      During 1998, outside directors of the First Victoria National Bank received an annual retainer fee of $5,000. Prior to May 1998, all members of the Board of Directors received $500 per meeting for each board meeting attended. Beginning in May 1998, all directors of the Bank who were also employees of the Bank received no fee for board meetings. In addition, directors not employed by the Bank received an additional $300 per meeting for each committee meeting attended. The Directors of the Company were not compensated for the Board Meetings of the Company.

      The Bank maintains the First Victoria National Bank Board of Directors Deferred Compensation Plan pursuant to which directors may elect to have their director fees deferred. Distribution of the amount owing under the plan to each director commences on the later of January 1 of the year subsequent to the year in which the director reaches the age of sixty-five or on January 1 of the year subsequent to the year in which the director ceases to be a director. The method of distribution of the amount owing, which is determined at the time the director elects to participate, may be in one lump sum or in any number of equal annual installments, not to exceed ten. The plan provides for alternative investment options for plan participants. During 1998, two directors participated in the plan with total deposits to the plan of approximately $38,800.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      The aggregate amount receivable by the Bank from certain related parties of the Company (directors and executive officers, including their associates, immediate family members and companies in which they are principal owners) was approximately $2,833,758 as of December 31, 1998 (approximately

 .51% of the Company's total consolidated assets at such date). In the opinion of management of the Bank, such loan transactions with related parties have been and will continue to be entered into in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with others, and do not involve more than the normal risk of collectability or involve a delinquency as to payment of principal or interest or present other unfavorable features.


                APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                                  (PROPOSAL 2)

      The Board of Directors of the Company has selected KPMG LLP as independent public accountants to audit the consolidated financial statements of the Company and its subsidiaries for the current fiscal year, and such selection will be submitted to the shareholders for ratification at the meeting. Arthur Andersen LLP previously served as independent public accountants of the Company from 1982 until the completion of their engagement related to the audit for the year ended December 31, 1998. There were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. The Board of Directors of the Company recommends approval of this selection of auditors by the shareholders. Unless otherwise indicated, the accompanying Proxy will be voted for the selection of KPMG LLP as independent public accountants of the Company for the current fiscal year. Should shareholder ratification not be obtained, the Board of Directors would consider an alternative appointment for the succeeding fiscal year. Representatives of KPMG LLP will be present at the Annual Meeting, and they will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

                              SHAREHOLDER PROPOSALS

      Proposals from shareholders intended to be presented at the 2000 Annual Meeting must be received in writing by the Company at its principal offices not later than December 10, 1999.

                                  OTHER MATTERS

      Management of the Company knows of no other business to be presented at the meeting, but if other matters do properly come before the meeting, unless otherwise instructed, it is intended that the persons named in the proxy will vote shares according to their best judgment.


                              By Order of the Board of Directors


                              /s/C. DEE HARKEY
                                 C. Dee Harkey
                                 Secretary
Dated:  April 5, 1999

      THE COMPANY WILL PROVIDE SHAREHOLDERS WITH A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE PERIOD ENDING DECEMBER 31, 1998 (EXCLUDING EXHIBITS), WITHOUT CHARGE, UPON WRITTEN REQUEST ADDRESSED TO THE SECRETARY OF THE COMPANY, MR. C. DEE HARKEY, AT:


      FVNB Corp.
      101 S. Main Street
      P. O. Box 1338
      Victoria, Texas 77902

                                   FVNB CORP.
                               101 S. Main Street
                                 P. O. Box 1338
                              Victoria, Texas 77902
                                 (512) 573-6321

                         ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 13, 1999

                                  --------------
                                      PROXY
                                  --------------

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

      The undersigned shareholder of FVNB Corp. (the "Company") hereby appoints
D. R. Stephenson, Albert W. Harrison, Jr., and Mark E. Zafereo, and each of them separately, with full power of substitution, proxies to vote all shares of Company common stock, par value $.01 per share, that the undersigned is entitled to vote at the close of business on March 16, 1999, at the Annual Meeting of Shareholders to be held on May 13, 1999 at 2:00 p.m., or any adjournment(s) thereof, on the following proposals:


1. ELECTION OF DIRECTORS, fix the number of directors at twelve and the election of the nominees listed below as recommended by the Board of
      Directors:

      Nominees: Michael S. Anderson, O. D. Edwards, Jr., David P. Engel, David
      M. Gaddis, Walter T. Haenggi, Robert L. Halepeska, Thomas Lane Keller, James Robert (Bob) McCan, J. E. McCord, Thomas M. O'Connor, Billy W. Ruddock, and Roger Welder.



  [ ]  FOR all nominees listed           [ ]  WITHHOLD AUTHORITY to
       above (except as set forth below)      vote for all nominees listed above


      (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE LINE PROVIDED BELOW.)

      --------------------------------------------------------------------------

2. PROPOSAL TO APPROVE THE APPOINTMENT OF KPMG LLP as the independent public accountants of the Company for the current fiscal year.


      [ ]  FOR                    [ ] AGAINST                  [ ] ABSTAIN

 3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SHAREHOLDERS' MEETING OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF INCLUDING THE ELECTION OF ANY DIRECTOR FOR WHICH A BONA FIDE NOMINEE IS NAMED IN THE PROXY STATEMENT AND SUCH NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE REFUSES TO SERVE.

      ANY PROXY GIVEN PURSUANT TO THIS SOLICITATION MAY BE REVOKED BY THE PERSON GIVING IT ANY TIME BEFORE IT IS VOTED AT THE ANNUAL MEETING. PROXIES MAY BE REVOKED BY DELIVERING TO THE SECRETARY OF THE COMPANY, C. DEE HARKEY, 101 S. MAIN STREET, P. O. BOX 1338, VICTORIA, TEXAS 77902, A WRITTEN NOTICE OF REVOCATION BEARING A LATER DATE THAN THE PROXY, BY DULY EXECUTING AND DELIVERING TO THE SECRETARY A SUBSEQUENTLY DATED PROXY RELATING TO THE SAME SHARES OR BY ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON (ALTHOUGH ATTENDANCE AT THE ANNUAL MEETING WILL NOT IN AND OF ITSELF CONSTITUTE REVOCATION OF A PROXY).

      THIS PROXY WILL BE VOTED AS MARKED. SIGNED BUT UNMARKED PROXIES WILL BE VOTED IN FAVOR OF THE PROPOSALS.

      The undersigned acknowledges receipt of the NOTICE OF SHAREHOLDERS' MEETING to be held May 13, 1999 and the PROXY STATEMENT dated April 5, 1999 and hereby revokes all Proxies heretofore given by the undersigned.


Dated: ____________________, 1999


                                                _______________________________
                                                Signature


                                                _______________________________
Number of Shares_________________               Signature (If Held Jointly)


                                                _______________________________
Title or                                        Authority (If Applicable)



SIGNATURE OF SHAREHOLDER(S) SHOULD CORRESPOND WITH THE NAME IN WHICH SHARES ARE REGISTERED. JOINT HOLDERS SHOULD EACH SIGN. WHEN SIGNING AS ATTORNEY-IN-FACT, TRUSTEE, EXECUTOR, ADMINISTRATOR, GUARDIAN, PARTNER, OR DULY AUTHORIZED OFFICER, PLEASE GIVE TITLE OR AUTHORITY AND ATTACH AUTHORIZATION DOCUMENTS.